Exhibit 10.27


                      FOURTH MODIFICATION OF LOAN AGREEMENT


THIS FOURTH MODIFICATION is made as of this 20th day of April, 2000, by and between IMMUCOR, INC., a Georgia corporation ("Borrower"), and WACHOVIA BANK, N.A., a national banking association ("Lender").

                               Statement of Facts

                  Lender and Borrower are parties to that certain Loan Agreement, dated as of October 27, 1998, as modified and amended by that certain First Modification of Loan Agreement, dated as of April 30, 1999, and as further modified and amended by that certain Second Modification of Loan Agreement, dated as of December 10, 1999, and as further modified by that certain Third Modification of Loan Agreement, dated as of December 20, 1999 (the "Loan Agreement"), pursuant to which Lender has agreed to make one or more loans from time to time to the Borrower in accordance with the terms and conditions thereof. Lender and Borrower desire to modify the Loan Agreement in certain additional respects, all in accordance with and subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

                               Statement of Terms

1. Amendments of Loan Agreement. Subject to the fulfillment of the conditions precedent to the effectiveness of this Fourth Modification which are set forth below, the Loan Agreement shall be amended from and after this date as follows:

     (a) The Loan Agreement is hereby amended by adding each of the following definitions to Section 1.1 thereof in the appropriate alphabetical order:


          "Fourth Additional Term Loans" shall mean the term loans in the aggregate principal amount of $5,000,000 to be made by Lender to Borrower pursuant to the provisions of Section 2.1.6.

          "Fourth Additional Term Loan Commitment" shall mean the Commitment of Lender to make the Fourth Additional Term Loans pursuant to Section 2.1.6, which Commitment shall be in the initial amount of $5,000,000 as reduced by the amount of each Fourth Additional Term Loan that is made.

          "Fourth Additional Term Loan Commitment Termination Date" shall mean May 31, 2001.

          "Fourth Additional Term Note" shall mean the term promissory note, dated April 20, 2000, as amended or supplemented from time to time, in the stated principal amount equal to the initial Fourth Additional Term Loan Commitment, together with any renewals or extensions thereof, in whole or in part.

          "Fourth Modification Effective Date" shall mean the date on which all of the conditions precedent to the effectiveness of that certain Fourth Modification of Loan Agreement, dated as of April 20, 2000, between the Borrower and the Lender, have been satisfied.

     (b) The Loan Agreement is hereby amended by amending each of the following definitions in Section 1.1 to read as follows:


          "Loans" shall mean the Advances under the Line of Credit together with the Acquisition Term Loans, the Additional Term Loans, the Third Additional Term Loan, and the Fourth Additional Term Loans.

          "Notes" shall mean, collectively, the Master Note, the Acquisition Term Note, the Additional Term Note, the Third Additional Term Note, and the Fourth Additional Term Note.

          "Term Loans" shall mean the Acquisition Term Loans, and the Additional Term Loans, the Third Additional Term Loan, and the Fourth Additional Term Loans.

     (c) The Loan  Agreement is hereby  amended by adding the following  Section
     2.1.6 thereto:

                           2.1.6 Fourth Additional Term Loans. During the period from the Fourth Modification Effective Date until the Fourth Additional Term Loan Commitment Termination Date, and subject to the terms and conditions of this Agreement, Lender agrees to make the Fourth Additional Term Loans to Borrower, the proceeds of which shall be used by Borrower solely to finance the repurchase of the outstanding common stock of the Borrower as permitted by Section 5.5 hereof. Lender's commitment hereunder to make the Fourth Additional Term Loans shall be reduced by the amount of each Borrowing thereof. The Debt arising from the making of the Fourth Additional Term Loans shall be evidenced by the Fourth Additional Term Note, which shall be executed by Borrower and delivered to Lender on the Fourth Modification Effective Date. The principal amount of the Fourth Additional Term Loans shall be repaid by the Borrower in installments as provided in the Fourth Additional Term Note. In any event on June 1, 2006, the entire unpaid principal balance of the Fourth Additional Term Loans together with all accrued but unpaid interest thereon shall be due and payable in full. The Fourth Additional Term Loans shall bear interest at the Applicable Rate, calculated and payable in the manner described in Section 2.2.1, from the date thereof on the unpaid principal amount thereof from time to time outstanding. The Fourth Additional Term Loans may be prepaid, in whole or in part, by Borrower at any time or from time to time hereafter; provided, however, that any partial prepayment of the Fourth Additional Term Loans shall be applied by Lender in the inverse order of the maturities of the principal installments of the Fourth Additional Term Loans then remaining to be paid.

     (d) The Loan Agreement is hereby amended by amending Section 2.2.1(c) to read as follows:

                  (c) Conditions and Limitations on LIBOR Borrowings. All Borrowings obtained on the Closing Date and for a period of three (3) Business Days thereafter shall be Prime Borrowings. Thereafter, Borrower shall have the continuing right, provided that with respect to Borrowings other than the Third Additional Term Loan no Event of Default or Default Condition exists, to obtain Borrowings which are LIBOR Borrowings or to convert Prime Borrowings to LIBOR Borrowings; subject, however, to the following conditions and limitations: (i) Borrower must request a LIBOR Borrowing, specifying the amount thereof and the applicable Interest Period, at least three (3) Business Days in advance of the intended borrowing date; (ii) no more than three (3) LIBOR Borrowings under each of the Line of Credit and the Term Loans (other than the Third Additional Term Loan) may be obtained at any time; (iii) LIBOR Borrowings (other than the Third Additional Term
         Loan) must be in minimum amounts of Five Hundred Thousand Dollars ($500,000), or integral multiples thereof, (iv) the Interest Period for LIBOR Borrowings in respect of the Line of Credit shall not exceed the Termination Date; (v) the Interest Periods for, and aggregate amount of, LIBOR Borrowings in respect of any of the Term Loans must be consistent with, and not exceed, the scheduled principal amortization thereof; or (vi) if on or prior to the first day of any Interest Period, Lender determines that deposits in United States Dollars or Cn. Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period or that the LIBOR Rate will not adequately and fairly reflect the cost to Lender of funding any relevant borrowings for such Interest Period, then, Lender shall forthwith give notice thereof to Borrower, whereupon, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to make LIBOR Borrowings available to Borrower shall be suspended and with respect to the Third Additional Term Loan the Lender shall designate a substitute index for calculation of the interest rate which adequately and fairly reflects the cost to Lender of funding and maintaining the Third Additional Term Loan; (vii) if, at any time, a change of law, or compliance by Lender with any request or directive (whether or not having the force of law) of any governmental authority shall make it unlawful or impracticable for Lender to make available, maintain or fund any LIBOR Borrowings, Lender shall forthwith give notice to such effect to Borrower, whereupon, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to make such Borrowings available to Borrower shall be suspended and if Lender shall determine that it may not lawfully continue to maintain and fund any then outstanding Borrowings to maturity and shall so specify in such notice, each Borrowing, other than the Third Additional Term Loan, so affected shall be converted to a Prime Borrowing effective immediately and the Third Additional Term Loan shall from the date of such notice bear interest at an rate equal to an index designated by the Lender plus the Applicable Margin; (viii) unless Borrower has timely given Lender a notice of LIBOR Borrowing required hereinabove, a LIBOR Borrowing (other than the Third Additional Term
         Loan) shall automatically convert to Prime Borrowing at the expiration of the Interest Period corresponding thereto; (ix) no voluntary prepayment of any LIBOR Borrowing shall be permitted unless Lender has given its written consent thereto; and (x) upon the request of Lender, delivered to Borrower, Borrower shall pay to Lender such amount or amounts as shall be determined by Lender in connection with the relevant Interest Period as a result of: (A) any payment or prepayment of any LIBOR Borrowing by Borrower on a date other than the last day of an Interest Period for such Borrowing, whether as a result of voluntary prepayment, mandatory prepayment, involuntary acceleration or otherwise; or (B) any failure by the Borrower to undertake any such LIBOR Borrowing on the date for which notice of such Borrowing is specified by Borrower. In the case of clause (x), such sum shall include, without limitation, an amount equal to the excess, if any, of the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Borrowing (or, in the case of a failure to prepay or borrow, the Interest Period for such Borrowing which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Borrowing provided for herein over the amount of interest (as determined by Lender in the reasonable exercise of its discretion) Lender would have paid on deposits in United States Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.

     (e) The Loan Agreement is hereby amended by adding the following at the end of Section 2.2.2 (b) thereof:


                  As additional compensation for Lender's making the Fourth Additional Term Loan Commitment available to Borrower, Borrower shall pay Lender, in arrears, on each Payment Date prior to the Fourth Additional Term Loan Commitment Termination Date as well as on the Fourth Additional Term Loan Commitment Termination Date, a fully earned, non-refundable fee for Borrower's non-use of available funds under the Fourth Additional Term Loan Commitment in an amount equal to three-eighths of one percent (0.375%) per annum (calculated on the basis of a 360-day year for actual days elapsed) of the average unused amount of the Fourth Additional Term Loan Commitment for the consecutive three month period ending on the day immediately preceding such Payment Date.


     (f) The Loan  Agreement is hereby  amended by amending the last sentence of
     Section 2.4 to read as follows:


          Any prepayment made by Borrower under this Section 2.4 shall be applied, first, to prepay the scheduled installments of the Fourth Additional Term Loans in inverse order of maturity until such Loans shall have been prepaid in full, second, to prepay the scheduled installments of the Third Additional Term Loan in inverse order of maturity until such Loans have been prepaid in full, third to prepay the scheduled installments of the Additional Term Loans in inverse order of maturity until such Loans have been prepaid in full, and fourth to prepay the scheduled installments of the Acquisition Term Loans in inverse order of maturity until such Loans have been prepaid in full.

2. No Other Amendments. Except for the amendments expressly set forth and referred to in Sections 1 above, the Loan Agreement shall remain unchanged and in full force and effect. Nothing in this Fourth Modification is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Borrower's indebtedness or other indebtedness to the Lender under or in connection with the Loan Agreement (collectively, the "Obligations") or to modify, affect or impair the perfection or continuity of Lender's security interests in, security titles to or other liens on any collateral for the Obligations.

3. Representations and Warranties. To induce Lender to enter into this Fourth Modification, the Borrower does hereby warrant, represent and covenant to Lender that: (a) each representation or warranty of the Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement as amended by this Fourth Modification; and
(b) Borrower has the power and is duly authorized to enter into, deliver and perform this Fourth Modification and this Fourth Modification is the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms.

4. Conditions Precedent to Effectiveness of this Fourth
Modification. The effectiveness of this Fourth Modification and the amendments provided herein are subject to the truth and accuracy in all material respects of the representations and warranties of the Borrower contained in Section 3 above and to the fulfillment of the following additional conditions precedent:
(a) Lender shall have received one or more counterparts of this Fourth Modification duly executed and delivered by the Borrower; (b) if and to the extent required by Lender, any and all guarantors of the Obligations shall have consented to the execution, delivery and performance of this Fourth Modification and all of the transactions contemplated hereby by signing one or more counterparts of this Fourth Modification in the appropriate space indicated below and returning same to Lender; (c) Lender shall have received the Fourth Additional Term Note, dated as of the date of this Fourth Modification and having a stated principal amount equal to $5,000,000, duly executed and delivered, as well as a closing certificate of Borrower and an opinion of Borrower's counsel (both in form and substance satisfactory to Lender) with respect to this Fourth Modification and the Fourth Additional Term Note; and (d) Lender shall have received payment from Borrower of a closing fee for this Fourth Modification in the amount of $25,000, which shall be fully earned and non-refundable upon payment thereof.

5. Counterparts. This Fourth Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

6. Governing Law. This Fourth Modification shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.

                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth Modification to be duly executed and delivered as of the day and year specified at the beginning hereof.

                                      BORROWER:

                                      IMMUCOR, INC.


                                      By: /s/  Edward L. Gallup
                                      Edward L. Gallup, President


                                      LENDER:

                                      WACHOVIA BANK, N.A.


                                      By:      /s/  Ernesto Moran
                                      Title:   President

                                               CONSENT OF GUARANTORS


                  Each of the undersigned  guarantors does hereby consent to the
execution,   delivery  and  performance  of  the  within  and  foregoing  Fourth
Modification of Loan Agreement.

                  IN WITNESS WHEREOF, each of the undersigned guarantors has executed this Consent under seal as of the day and year first above set forth.


                                        GAMMA BIOLOGICALS, INC.



                                        By: /s/  Edward L. Gallup
                                        Edward L. Gallup, President


                                        GAMMA BIOLOGICALS INTERNATIONAL, INC.


                                        By: /s/  Edward L. Gallup
                                        Edward L. Gallup, President


                                        BCA ACQUISITION CORPORATION


                                        By: /s/  Edward L. Gallup
                                        Edward L. Gallup, President